Exhibit 99.2

I I Hewlett Packard Enterprise HPE to Acquire Supercomputing LeaderCray Leading the Next Generation of May 17, 2019 High Performance Computing http://www.hpe.com/i nvestor/home

Forward Looking Statements This presentation may contain forward-looking statements that involve risks,uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise Company and its consolidated subsidiaries ("Hewlett Packard Enterprise") may differ materially from those expressed or implied by such for ward looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any statements regarding the expected benefits and costs of the transaction contemplated by this presentation; the expected timing of the completion of the transaction; the ability of HPE, its subsidiaries and Cray to complete the transaction considering the various conditions to the transaction, some of which are outside the parties' control,including those conditions related to regulatory approvals; projections of revenue, margins, expenses, net earnings,net earnings per share, cash flows, or other financial items; any statements concerning the expected development, performance,market share or competitive performance relating to products or ser vices; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Hewlett Packard Enterprise and its financial performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks,uncertainties and assumptions include the possibility that expected benefits of the transaction described in this presentation may not materialize as expected;that the transaction may not be timely completed, if at all; that,prior to the completion of the transaction, Cray's business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; the need to address the many challenges facing Hewlett Packard Enterprise's businesses; the competitive pressures faced by Hewlett Packard Enterprise's businesses; risks a ssociated with executing Hewlett Packard Enterprise's strategy;the impact of macroeconomic and geopolitical trends and events; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; and other risks that are described in our Fiscal Year 2018 Annual Report on Form 10-K, and that are otherwise described or updated from time to time in Hewlett Packard Enterprise's other filings with the Securities and Exchange Commission, including but not limited to our subsequent Quarterly Reports on Form 10-Q. Hewlett Pac kard Enterprise assumes no obligation and does not intend to update these forward-looking statements. E:::::::l Hewlett Packard Enterprise

Presenters Antonio Neri President & Chief Executive Officer Tarek Robbiati Executive Vice President & Chief Financial Officer E:::::::l Hewlett Packard Enterprise II

Together,Shaping and Leading the Next Generation of Computing (HPC) High Performance I I c Hewlett Packard Enterprise Global leader focused on developing intelligent solutions to capture, analyze and act upon data seamlessly from edge to cloud Premier provider of high-end supercomputing solutions, addressing customers' most challenging data intensive workloads for critical decisions E:::::::l Hewlett Packard Enterprise 1

Explosion of Data and Evolving Customer Needs for Workloads are Driving HPC Growth Industry Data Intensive Example Workloads Big data analytics Intelligence & Content - =o Computer Aided Engineering,Product acturing Design Seismic Exploration, Reservoir Modeling & simulation Artificial intelligence Life Sciences •3 E:::::::l 1) 2) 3) Source:Hyperion May 2019 estimates for 2018-2021 Exascale defined as computing systems with at least one exaFLOPS calculations per second Source:lntersect360 Research (July 2018) Hewlett Packard Enterprise 2 HPC opportunity of $288 in 2018 growing at 9%+ CAGR<1> $48+ Exascale opportunitiesC2 > over next 5 years,Cray already awarded $700M+ and well positioned for the future Government . 1111.Surveillance, Encryption, Communications Scientific & Industrial Research National Labs Weather1tWeather & Climate Modeling = Portfolio Optimization, HF Trading,Global $Risk Management Financial Services Media Deliver y Digital Content Creation & Dist W'Geoengineering,Chemical Engi Genomics, Drug Disc overy, Bio Predictive Medicine SilScientific & Industrial Research ribution neering, Simulation informatic s, Manuf Oil & Gas Academic •

These Customer Requirements Necessitate Dedicated High-End HPC Architectures with Key Features 3 High performance and scalable storage for Big Data Workload-optimized scale-out HPC solutions Big Data analytics tools, data science tools, AI/ML frameworks High Performance Compute Storage Software & Services Workflow management software and developer tools High performance interconnect fabric for efficient and low-latency data movement 1 μs Latency MPI 10+ PB Storage File Systems 1015 to 1018+ FLOPs

HPE Vision for High Performance Computing Workload Optimized Engineered E:::::::l Hewlett Packard Enterprise 4 Most comprehensive HPC partner ecosystem $2.18 FY18 HPE HPC revenue, 25% y/y growth Flexible Consumption Models AIand Data-Driven Deep Learning Solutions & Services Solutions

Cray is a Leading Innovator in Supercomputer Solutions

Supercomputing



XC series



CS series


SHASTA
CRAY

Shasta

Storage & Data Management

ClusterStor

ClusterStor
File-based High-Performance Storage

System Interconnect



Slingshot
Exascale Performance

Analytics & AI



Urika-XC / CS Series

Performance Software and Systems Management for Data Intensive Workloads

Cray Research founded in 1972	**HQ Seattle, WA**	**~1,300 employees in 30 Countries**	**USA manufacturing base**
28 of top 100 Supercomputers(2)	**8th generation technology with unique experience**	**FY18 revenue of $456M, growing 16%**	**Commercial ≥20% Government ~80%(3)**

Computation and Creativity to Ask 'What If', 'Why Not' & 'What's Next'

Hewlett Packard Enterprise

1) Source: Top500.org
2) Source: Cray Q4 FY18 earnings conference call for FY18 revenue (government includes universities and government funded systems at non-government entities)

5

Customers Trust Cray with Their Most Demanding Workloads for Critical Decisions

Highlights

- Awarded first & second U.S. Exascale contracts of $700M+
- 28 out of top 100 Supercomputers(1)
- #1 storage in top 100 Supercomputers(2)
- Leading presence in Government
- Growing commercial HPC business

Preferred Partner to Leaders Across Key Verticals

Weather, Geosciences	National Labs, Government	Academic	Life Sciences	Oil & Gas	Manufacturing
Met Office, DWD, ECMWF, NCEP, Australian Government Bureau of Meteorology, KMA, Confédération suisse, Environment Canada, NIWA Taihoro Nukurangi, Ministry of Earth Sciences Government of India	NERSC, Los Alamos, Sandia National Laboratories, Argonne, Oak Ridge National Laboratory, Lawrence Livermore National Laboratory, NNSA, PAWSEY supercomputing centre, CSCS, KISTI	HLRS, EPSRC, KAUST, NCSA, KTH, State	Mount Sinai, Mayo Clinic, Duke, Chicago, FORTUNE 100, Undisclosed	PGS, ExxonMobil, Chevron, TOTAL, BR Petrobras, Undisclosed	FORTUNE 100, GE, Formula 1 Undisclosed, Undisclosed, Stalprodukt S.A., Undisclosed

Hewlett Packard Enterprise

1) Source: Top500.org
2) Source: Cray internal data

6

Marquee Customer Validation

Oak Ridge National Laboratory

Announced: 5/7/2019

Use Cases & Workloads:
- Scientific use cases leveraging AI

Size:
$600M+

Key Product Features:
- World's most powerful super-computer with performance greater than 1.5 exaFLOPS
- Accelerator-centric blades with 4:1 GPU to CPU support
- Using Shasta architecture with Slingshot interconnect

Argonne National Laboratory

Announced: 3/18/2019

Use Cases & Workloads:
- Extreme cosmological surveys
- Drug response prediction
- Solar cell discovery

Size:
$100M+

Key Product Features:
- First US Exascale supercomputer
- Can handle traditional HPC & AI workloads
- Using Shasta architecture with Slingshot interconnects

NERSC National Energy Research Scientific Computing Center

Announced: 10/30/2018

Use Cases & Workloads:
- Process high volume energy research

Size:
$146M

Key Product Features:
- Supports 250K endpoints
- 64-port switch
- 200 Gbps
- Using Shasta architecture with ClusterStor

Hewlett Packard Enterprise
7

Combined Offerings Deliver Full Range of Leading HPC Solutions

	Hewlett Packard Enterprise	CRAY
Compute	SGI, Apollo, Superdome Flex	XC series, CS series, Shasta
Storage	Apollo, StoreEver	ClusterStor
Interconnect	HPE FlexFabric, BROADCOM, intel, Mellanox	Slingshot
Software & Services	HPE InfoSight ™, HPE GREENLAKE	Shasta, Urika-XC / CS series
Market Focus	**Commercial Mid-tier**	**Government High-end**

Hewlett Packard Enterprise

8

HPE + Cray Combination Delivers Significant Customer Benefits

Hewlett Packard Enterprise + CRAY

- **Unique and expanded end-to-end portfolio of HPC infrastructure – compute, storage, interconnect fabric, software and services**
- **Differentiated next-generation technology addressing data intensive workloads**
- **Scale, talent and technology enabling R&D innovation leadership**
- **New offerings in GreenLake HPCaaS and AI/ML analytics**
- **Enhanced manufacturing and supply chain capabilities – "Made in the USA"**

Hewlett Packard Enterprise
9

Significant Economic Upside to be Realized

Growth Opportunities

- Capitalize on growing HPC TAM
- $4B+ Exascale opportunity over 5 years
- Expand customer base
- Lead commercial supercomputing adoption
- GreenLake HPCaaS offering
- High-end, data-intensive AI / ML / analytics

Significant Cost Synergies

COGS Synergies

- Supply chain and manufacturing efficiencies
- Leverage proprietary technology (e.g. Slingshot interconnect)

OpEx Synergies

- More efficient R&D with scale
- Go-to-market improvements
- Optimize corporate costs
- Consolidate real estate footprint

Hewlett Packard Enterprise

10

Transaction Summary Transaction Consideration Expected Financial Impact Approval Process Expected Closing $35.00 per share $1.3 billion in enterprise value, net of cash Transaction Summary Fund the acquisition through cash and a mix of new and existing financing facilities Significant annualized run-rate cost synergies attained by end of FY21, with additional upside in revenues from accelerating the adoption of HPC in the commercial sector Accretive to non-GAAP operating profit and earnings in the first full year One-time integration costs to be absorbed in FY20 free cash flow outlook FY20 free cash flow outlook of $1.9-$2.1 billion unchanged Approved by HPE and Cray Board of Directors Subject to approval by Cray shareholders Subject to regulatory approvals Expected to close by HPE’s first quarter of fiscal year 2020 Customary closing conditions (e.g. Cray shareholder approval, anti-trust regulatory clearance)

Successfully Accelerating Strategy and Enhancing Competitive Position Through Acquisitions

Hybrid IT

Products

- CRAY[1] — Supercomputing
- sgi — High Performance Computing
- SimpliVity — Hyperconverged Platform
- nimble storage — All-Flash and Hybrid Flash Storage
- PLEXXI — Software Defined Network Data Fabric
- bluedata — Big Data / Fast Data Analytics Software
- QuattroLabs — Datacenter Management Software

PointNext Services

- ctp Cloud Technology Partners — Cloud Consulting Practice; AWS and US Focus
- RedPixie — Cloud Consulting Practice; Azure and UK Focus
- CLOUD CRUISER — Cloud Consumption Analytics Software

Intelligent Edge

- aruba NETWORKS — Wireless Network Solution Provider
- RASA — Wireless Network Analytics
- niara — User and Entity Behavior Analytics
- cape — Sensor Based Network Performance & Monitoring

1) Pending

Hewlett Packard Enterprise

12

A Compelling Combination I I c Hewlett Packard Enterprise Significant Customer Benefits SubstantialEconomic Upside E:::::::l Hewlett Packard Enterprise 13 Shape and Lead the Next Generation of High Performance Computing